UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2005

DATASTREAM SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-25590	57-0813674
(Commission File Number)	(IRS Employer Identification No.)

50 Datastream Plaza, Greenville, South Carolina	29605
(Address of Principal Executive Offices)	(Zip Code)

(864) 422-5001

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 18, 2005, Datastream Systems, Inc. (the “Company”) received a notification from the Listing Qualifications Department at The Nasdaq Stock Market, Inc. (“Nasdaq”) that states that the Company is in material noncompliance with Marketplace Rule 4310(c)(14) and its securities are, therefore, subject to delisting from The Nasdaq National Market. Marketplace Rule 4310(c)(14) requires that a listed company file with Nasdaq all reports and other documents filed or required to be filed with the Securities and Exchange Commission (the “Commission”). The Company expected to receive the notification because of the delay in filing its Form 10-Q for the quarter ended March 31, 2005 with the Commission.

The Company also received a notification from the Nasdaq Listing Qualifications Panel (the “Panel”) on May 18, 2005 informing the Company that the Panel has granted the Company’s request to extend the filing deadline for its Form 10-K for the fiscal year ended December 31, 2004 and Form 10-Q for the quarter ended March 31, 2005 to July 29, 2005. In addition, the Panel granted an extension to the filing deadline for the Company’s Form 10-Q for the quarter ended June 30, 2005 to August 26, 2005. The Company has completed the previously announced Audit Committee investigation, review of revenue recognition from all international resellers and restatement of its financial statements. The Company is now in the process of making up for the resulting delay of its 2004 Form 10-K and management’s evaluation of internal control over financial reporting and related auditor attestation, as well as its first quarter 2005 Form 10-Q.

Item 7.01 Regulation FD Disclosure.

On May 20, 2005, the Company issued a press release announcing that it received a noncompliance notification from Nasdaq because of the delay in filing its Form 10-Q for the quarter ended March 31, 2005 with the Commission. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1	Press release, dated May 20, 2005, announcing that the Company received a noncompliance notification from Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Datastream Systems, Inc.

By:	/s/ C. Alex Estevez
C. Alex Estevez
President and Chief Financial Officer
(principal financial and accounting officer)

Dated: May 23, 2005

EXHIBIT INDEX

Exhibit 99.1	Press release, dated May 20, 2005, announcing that the Company received a noncompliance notification from Nasdaq.